EXHIBIT 99.1

CONFIDENTIAL PRIVATE

STOCK/COMMODITY EXCHANGE AGREEMENT

BY AND BETWEEN

GEOTEC THERMAL GENERATORS, INC.

a Florida corporation

(the “Company”)

AND

CONSOLIDATED RESOURCES GROUP, INC.

a Florida corporation

(“CRG”)

THE SECURITIES EXCHANGED HEREBY HAVE NOT BEEN REGISTERED WITH, APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS COMPANY’S SECURITIES INVOLVE A HIGH DEGREE OF RISK AND ARE SUITABLE ONLY FOR INVESTORS OF SUBSTANTIAL MEANS AND WHO HAVE NO NEED FOR LIQUIDITY IN THIS INVESTMENT.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“1933 ACT” or “SECURITIES ACT”), AS AMENDED, OR THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT AND ARE OFFERED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) OF THE 1933 ACT, SECTION 517.061(11)(a) OF THE FLORIDA STATUTES AND THE UNIFORM LIMITED OFFERING EXEMPTION IN OTHER STATES, AND MAY NOT BE SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, ACCEPTABLE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. FURTHER, THESE SECURITIES MAY BE SOLD ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION IN THE STATE THAT THEY ARE OFFERED AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS IN SUCH STATE ON TRANSFER.

THE CONTENTS OF THIS AGREEMENT OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY OR ANY AGENT ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PARTY HERETO SHOULD CONSULT HIS OWN ATTORNEY, BUSINESS ADVISOR OR TAX ADVISOR AS TO LEGAL, BUSINESS, TAX AND RELATED MATTERS CONCERNING THIS

AGREEMENT. PROSPECTIVE INVESTORS ARE URGED TO REQUEST IN WRITING ANY ADDITIONAL INFORMATION THEY MAY CONSIDER NECESSARY TO MAKE AN INFORMED INVESTMENT DECISION.

THIS AGREEMENT DOES NOT, UNDER ANY CIRCUMSTANCES, CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO PURCHASE, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES, IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, PURCHASE OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION. THE SECURITIES IDENTIFIED HEREIN ARE BEING OFFERED ONLY TO PERSONS OR ENTITIES WHO ARE ACQUIRING THE SECURITIES FOR INVESTMENT PURPOSES AND WITHOUT A VIEW TO, OR IN CONNECTION WITH, ANY RESALE OR DISTRIBUTION THEREOF IN VIOLATION OF APPLICABLE STATE AND FEDERAL SECURITIES LAWS, AND WHO ALSO SATISFY SUITABILITY REQUIREMENTS.

THE OFFERING PRICE OF THE SHARES HAS BEEN FIXED ARBITRARILY BY THE COMPANY. THERE IS NO ESTABLISHED MARKET VALUE FOR THE SHARES. EACH PARTY HERETO IS URGED TO MAKE AN INDEPENDENT EVALUATION OF THE FAIRNESS OF THE OFFERING PRICE.

PURSUANT TO THE PROVISIONS OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, YOU HAVE A RIGHT TO RESCIND THIS AGREEMENT BY GIVING W. RICHARD LUECK, CHIEF EXECUTIVE OFFICER, 110 East Atlantic Avenue, Suite 200, Delray Beach, FL 33444, NOTICE OF SUCH RESCISSION BY TELEPHONE (954) 340-4694, TELEGRAPH OR LETTER WITHIN THREE (3) DAYS OF EXECUTING THIS AGREEMENT. IF YOUR NOTICE IS NOT RECEIVED BY SUCH TIME, YOUR RIGHT OF RESCISSION SHALL EXPIRE AND BE NULL AND VOID.

STOCK/COMMODITY EXCHANGE AGREEMENT

This Stock/Commodity Exchange Agreement (“Agreement”) is made by and between Consolidated Resources Group, Inc. (“Purchaser”), a Florida corporation whose principal place of business is located at 5858 West Atlantic Avenue, Delray Beach, Florida 33484 and Geotec Thermal Generators, Inc. (the “Company”), a Florida corporation that maintains its principal place of business at 110 East Atlantic Avenue, Suite 200, Delray Beach, FL 33444, and is effective as of the last date execution set forth below.

WHEREAS, the Company desires to acquire three million tons of mined coal from Purchaser in exchange for twenty-one million shares capital stock of the Company (the “Shares” or “Securities”), subject to and in accordance with the terms and conditions hereof; and

WHEREAS, the Purchaser desires to sell its coal to the Company in exchange for the Shares issued by the Company, subject to and in accordance of the terms hereof; and

NOW THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants, considerations, conditions hereinafter set forth, the Purchaser and Company hereby agree as follows:

1. Securities/Commodities Exchanged

Pursuant to this Agreement (“Agreement”) the Company is offering twenty-one million (21,000,000) Shares of its common stock with a $.001 par value (the “Shares” or “Securities”) to Purchaser in exchange for Purchaser’s tender of three million (3,000,000) tons of mined coal (the “Coal”) located on the land described as 14221 East Arrow Road, Cuba, Illinois 61427 and more specifically defined in the Moss Johnson and Associates Survey with specific legal descriptions attached. Upon closing on March 14, 2005 (the “Closing Date”) of the transaction memorialized by this Agreement, Purchaser shall convey title to the Coal to the Company and thereafter, the Company shall have exclusive rights and title to the Coal (subject to the rescission period set forth below).

2. Company Acceptance

Purchaser’s obligations under this Agreement will terminate if this Agreement is not accepted by the Company. This Agreement will not be binding on the Company until it has been accepted by the Company, as evidenced by the signature of its Chief Executive Officer. Within 10 days following its acceptance of this Agreement, the Company shall issue in the name of Purchaser, a certificate representing the number of Common Stock shares purchased.

3. Transfer of Ownership

Upon conclusion of the three-day rescission period, the consideration paid for the Securities covered hereby will be received by, become the property of and be immediately available for use by the Company.

4. Exempt Transaction

The Shares to be issued by the Company and delivered to the Purchaser will not be registered under the Securities Act of 1933, as amended, Chapter 517, Florida Statutes, or any other states’ securities laws, on the grounds that the transaction in which the shares are to be issued either qualifies for applicable exemptions from the securities registration requirements of such statutes or such registration requirements have been satisfied. The exemptions being claimed include, but are not necessarily limited to, those available under Section 4(2) of the Securities Act and Section 517.061(11) Florida Statutes; and, the reliance by the Company upon the exemptions from the securities registration requirements of the federal and state securities laws is predicated in part on the representations, understandings and covenants set forth in this Agreement.

5. Purchaser Representations and Warranties

In order to induce the Company to accept the payment tendered and issue the Shares, the Purchaser represents and warrants to the Company, as follows:

a.         Information About the Purchaser. The Purchaser is (i) an “accredited investor,” as such term is defined in Regulation D, Rule 501; or (ii) a representative of individual(s) with documented authority to transact business on behalf such person or persons; or (iii) a foreign entity in good standing in the jurisdiction of its formation and/or operation; or (iv) a domestic corporation or entity in good standing, duly organized, recognized and existing in at least one of the several United States of America. The board of directors or other governing body of Purchaser has authorized the stock/commodity exchange contemplated herein and has obtained the necessary signatures on all required corporate or entity documents to memorialize or otherwise reflect the aforementioned authorization.

b.         Purchaser’s Financial Sophistication. Purchaser is a person or entity that through its principals, members, shareholders, partners, Board of Directors, or other governing body, possesses sufficient financial, investment and/or business experience and/or acumen to adequately evaluate the merits, risks and characteristics of an investment in the Company. Purchaser has conducted a due diligence review of all information it deems material and necessary to an adequate evaluation of an investment in the Company.

c.         Purchaser Recognizes Risks of Investment and Illiquidity. The Purchaser has sufficient financial resources to bear the risk of investing in the Company understanding that the illiquidity of the Shares and the restrictions on its transfer may require the Purchaser to bear the risk of such investment for an indefinite period of time. Purchaser understands that there is no public or private market or market value for the Shares and that none is likely to develop. Purchaser further acknowledges that it may not be able to sell the Shares; that the value per share paid by Purchaser has been arbitrarily established by the Company; and that the value of the Shares exchanged hereby may have no reasonable reciprocal value to the commodities tendered by Purchaser.

d.         Purchaser Recognizes Making Investment With Extremely Limited Transferability. Purchaser is acquiring the Shares for the Purchaser’s own account for investment, and without a view to, or in connection with, any resale or distribution thereof in violation of applicable state and federal securities laws. The Purchaser has no contract, understanding or arrangement with any person to sell, assign, transfer or pledge to such person, or anyone else, any portion of the Shares, and the Purchaser has no present plans or intentions to enter into any such contract, understanding or arrangement.

e.         Purchaser’s Investment Advisors. Purchaser has consulted with the investment adviser or advisers set forth below upon whose advice the Purchaser may have relied in evaluating the business merits and risks of investing in the Company. If no advisers were consulted by the Purchaser indicate below by writing “NONE CONSULTED” and initial the same.

Name	Address

Either the Purchaser, or the Purchaser together with the assistance of the aforementioned investment adviser or advisers, has the requisite knowledge and experience in financial and business matters to have evaluated the merits and risks of investing in the Company.

f.          Lack of Registration of Securities. Purchaser acknowledges that the Securities offered, purchased and sold herein are not registered with the United States Securities and Exchange Commission, the State of Florida, or any other state securities regulatory body and that the statutory protection provided by such registration is not available.

g.         No Guarantee of Future Registration. Any future offer or sale of the aforementioned Securities may require registration with United States Securities and Exchange Commission, the state of Florida, or other states’ securities regulatory bodies or establishment of an exemption from registration by the Purchaser as to which the Company makes no warranties or representations.

h.         No Guarantee or Representation Regarding Performance. Purchaser hereby acknowledges that no representations or guarantees have been made to it or any of its representatives or agents regarding the performance of the aforementioned Securities by any officer, director, agent, consultant or other representative of the Company and the Purchaser understands that it may not make any return on the investment and may, in fact, lose the entirety of the investment.

i.          Access to Material Information. Purchaser acknowledges that it and/or its representatives have been given reasonable access to, or the furnishing of, all material information prior to the sale of the Securities herein relating to:

(i)	All material books and records of the Company;

(ii)	All material contracts and documents relating to the proposed transaction;

(iii)	An opportunity to question the appropriate executive officers or principals of the Company;

(iv)       Any additional information deemed necessary by Purchaser to evaluate the investment or to verify any information necessary to evaluate the investment or to verify any information or representation; and

(v) make such other investigation as Purchaser considered appropriate or necessary to evaluate the business and financial affairs and condition of the Company.

j.          Management Response to Requests For Information. Purchaser acknowledges that Management of the Company has answered all questions asked by it or its representatives, and they have either furnished to such individuals, or granted them reasonable access to, all records, contracts, documents, and other information requested by them regarding the Shares, and the business and financial affairs and condition of the Company, provided such information is not otherwise subject to prohibitions against disclosure pursuant to applicable rules, regulations, statutes or contractual agreements to which the Company is a party.

k.         Release and Hold Harmless. Purchaser hereby releases, acquits and hold harmless the Company and its officers, directors, employees, agents, servants and those acting in concert or participation with them from any and all matters having to do with the lack of registration of the aforementioned securities and, further, covenants not to sue the Company and its officers, directors, employees, agents, servants and those acting in concert or participation with them with respect to any matters relating to the lack of registration of the aforementioned securities and the claim under federal and state law of the private offering exemption.

l.          Need for Capital. Purchaser understands that the Company is offering its securities to it to raise needed financial capital. The estimated use of proceeds raised from the Company’s exchange of the Shares for the Coal is for working capital and expansion of the Company’s business operations.

m.         No Federal or State Endorsement. Purchaser understands that:

(i) No state or federal agency has passed upon the Securities or made any finding or determination as to the fairness of the Securities as an investment;

(ii) The Securities have not been, and will not be, registered under either the Securities Act of 1933, as amended, or any state securities law including the Florida Securities and Investor Protection Act, as amended;

(iii) The Securities cannot be offered for sale, sold, assigned, pledged, hypothecated, or otherwise transferred or encumbered during the two years from the date of sale of the Securities and then only in compliance with the Company’s bylaws, and

(iv) The Company has not agreed, and is not obligated, to register any resale or other transfer of the Securities under any state or federal securities law or to take any action to enable it to qualify for an exemption from registration under any of those laws with respect to a resale or other transfer of the Securities.

n.         Nontransferability of Securities. Purchaser will not offer, sell, assign, pledge, hypothecate, or otherwise transfer at any time any of the Securities absent registration of the transaction under applicable federal securities laws, the Florida Securities and Investor Protection Act, as amended, and every other applicable state securities law or delivery of an opinion of counsel satisfactory to the Company that registration is not required under any of those laws. Notwithstanding any transactional exemption from registration that may apply to any transfer of the Securities, Purchaser agrees that any transferee of the Securities who receives the Securities within two years of their date of issuance hereunder shall be deemed an “affiliate” as such term is defined in Securities and Exchange Commission Rule 144(a)(1) and therefore be subject to all restrictions on sales of restricted securities that apply to “affiliates” under SEC Rule 144. Purchaser agrees to notify all transferees of the Securities (who may not otherwise be deemed “affiliates”) regarding this particular application of SEC Rule 144 to the transfer or resale of the Securities.

o.         Shares are Restricted Securities. Purchaser understands that, in addition to and in furtherance of the transfer restrictions stated above:

(i) The Company will record stop transfer instructions in its stock record books to restrict an impermissible resale or other transfer of the Securities; and

(ii) Each document evidencing the Securities will bear a restrictive legend in substantially the following form:

The shares evidenced by this certificate have not been registered under either the Securities Act of 1933, as amended, or the securities laws of any state including the Florida Securities and Investor Protection Act, as amended. These securities may not be offered for sale, sold, assigned, pledged, hypothecated, or otherwise transferred: at any time absent either (A) registration of the transaction under the Securities Act of 1933, as amended, the Florida Securities and Investor Protection Act, as amended, and every other applicable state securities law or (B) the issuer’s receipt of an acceptable opinion of counsel that registration of the transaction under those laws is not required

p.         Company Is a Reporting Entity. Purchaser understands that the Company does file periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

q.         Speculative Investment. Purchaser understands that the Securities are a speculative investment and that there are substantial risks incident to an investment in the Securities. Purchaser is knowledgeable concerning the business of the Company and has carefully considered and understands the risks and other factors affecting the suitability of the Securities as an investment for him.

r.          Forward Looking Statements May Differ From Actual Results. Purchaser understands that any forecasts or projections furnished to it by the Company, if any, are only an orderly prediction of future results based on estimates and assumptions of the Company’s management that eventually might or might not be substantiated and that neither the Company nor any officer or director of the Company assures or guarantees in any way that the projected results will be achieved.

s.         Tax Consequences. Purchaser understands that neither the Company, nor any officer, director or professional advisor of the Company, makes any representation or warranty to it with respect to, or assumes any responsibility for, the federal income tax consequences to it of an investment in the Securities.

t.          Sophistication of Purchaser. Because of Purchaser’s knowledge and experience in financial and business matters, it and its principals are able to evaluate the merits, risks, and other factors bearing upon the suitability of the Securities as an investment for Purchaser, and it has been afforded adequate opportunity to evaluate this proposed investment in light of those factors, its financial condition, and its investment knowledge and experience. Purchaser further acknowledges that it has adequate net worth and annual income to provide for its current financial needs and possible future contingencies and does not have an existing or foreseeable future need for liquidity of its investment in the Securities. Also, it is otherwise able to bear the economic risk of an investment in the Securities, and has sufficient net worth and annual income to sustain a loss of all or part of its investment in the Securities if that were to occur and to withstand the probable inability to publicly sell, transfer, or otherwise dispose of the Securities for an indefinite period of time.

u.         Clear Title to the Coal. The Purchaser has good and clear record and marketable title to the Coal conveyed hereby, free and clear of all liens, security interests, mortgages and encumbrances of any kind. Notwithstanding the foregoing, it is generally understood that there will be processing and transportation costs associated with commercial exploitation of the Coal that will not encumber the Coal in any manner contrary to the representations in this paragraph.

v.         Absence of Environmental Issues. To the Purchaser’s knowledge after reasonable investigation, there are no conditions existing currently or likely to exist in connection with the sale of the Coal that would subject the Company to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or which require or are likely to require cleanup, removal, remedial action or other response pursuant to Environmental Laws by the Company. To the Purchaser’s knowledge after reasonable investigation, there are no proposed or pending changes in Environmental Laws that would adversely affect the Company in connection with its purchase of the Coal. The Purchaser is not subject to any judgment, decree, order or citation related to or arising out of Environmental Laws and has not been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any Environmental Laws.

w.        Retention of Liabilities Relating to the Coal. Purchaser agrees that it shall retain any and all liabilities and contingent liabilities arising from or in any way relating to the Coal, provided such liabilities or contingent liabilities existed or should have been known by the

Purchaser to exist on or before the Closing Date. Purchaser acknowledges that the Company specifically rejects assumption of any liabilities relating to the Coal.

x.         Indemnification of the Company. The Purchaser agrees to indemnify the Company against any and all losses, claims, damages, liabilities and expenses, (including, without limitation, reasonable attorneys’ fees and expenses) incurred by the Company arising out of, in any way connected with, or as a result of (i) the Company’s acquisition of the Coal or (ii) the construction or operation of any facility owned or operated by the Purchaser or any subsidiary, or resulting from any pollution or other environmental condition at the location of the Coal; (iii) enforcement of this Agreement, or the performance by the parties of their obligations under this Agreement; and (iv) any claim, litigation, investigation or proceedings related to any of the foregoing, whether or not the Company is a party thereto.

6. Company Representations and Warranties

As of the date it accepts Purchaser’s subscription to purchase the Shares, the Company represents and warrants to Purchaser the following:

a.         Company Status; Capitalization. The Company is a corporation incorporated and validly existing in good standing under the laws of the State of Florida and has all requisite power and authority to own its assets and to conduct its business as now conducted. The Articles of Incorporation (as amended) of the Company presently authorized issuance of 250,000,000 shares of common stock (.001 par value) and 10,000,000 shares of preferred stock (.001 par value). Upon issuance of the shares contemplated by this Agreement, the Company will have 240,000,000 shares of common stock and 900,000 shares of preferred stock issued and outstanding.

b.         Valid and Binding Obligation of Company. The Company’s execution, delivery, and performance of this Agreement have been authorized by all requisite corporate action of the Company, will not conflict with its bylaws or articles of incorporation, and will not constitute a breach or violation of, or a default under, any material lease, contract, agreement, instrument, indenture, or mortgage to which the Company is a party or to which any significant part of its property is subject. This Agreement is a valid and binding obligation of the Company.

c.         Access to Material Information. The Company has provided to the Purchaser reasonable access to, or the furnishing of, material information, prior to the sale to the Purchaser, of the following information:

(i)	All material books and records of the Company;
(ii)	All material contracts and documents relating to the proposed transaction;
(iii)	An opportunity to question the appropriate executive officers or principals; and
(iv)	All facts material to the transaction involving the sale of the Company’s Securities.

d.         Nonregistration of Securities.   The Securities offered, purchased and sold herein have not been registered with the United States Securities and Exchange Commission or the State of Florida or any other state securities regulatory agency.

e.         Securities Sold in Exempt Transaction. The offer, purchase and sale of Securities referenced herein is accomplished in reliance upon Section 4(2) of the Securities Act of 1933 as an exempt transaction in compliance with the aforementioned section.

f.          Blue Sky Exemption From Registration. The Company is relying in the State of Florida on Section 517.061(11)(a), Florida Statutes, and Rule 69W-500.005, of the Florida Administrative Code, thereby claiming that the offer, purchase and sale of securities pursuant hereto is occurring in an exempt transaction under the aforementioned Florida Statute and Rules promulgated thereunder. The Company also is relying upon the exempt transaction or qualification provisions of various other states’ securities laws in connection with this offer of its securities.

g.         Rejection of Liabilities. The Company specifically rejects assumption of any liabilities or contingent liabilities relating to the Coal and which existed or should have been known by Purchaser to exist on or before the Closing Date.

h.         Piggyback Registration Rights. The Company grants Purchaser piggyback registration rights with respect to the Shares. The Company agrees that in the event it files a registration statement in the future to register any of its shares with the United States Securities and Exchange Commission, the Shares purchased pursuant to this Agreement shall be subject to and included in such registration statement.

7. Jurisdiction and Venue

This Agreement shall be governed by and construed solely and exclusively in accordance with the laws of state of Florida without regard to any statutory or common-law provision pertaining to conflicts of laws. The Parties agree that courts of competent jurisdiction in Broward County, Florida and the United States District Court for the Southern District of Florida, Tampa Division shall have concurrent jurisdiction with the arbitration tribunals of the American Arbitration Association for purposes of entering temporary, preliminary and permanent injunctive relief with regard to any action arising out of any breach or alleged breach of this Agreement. The Parties agree to submit to the personal jurisdiction of such courts and any other applicable court within the state of Florida. The Purchaser further agrees that the mailing of any process shall constitute valid and lawful process against the Purchaser. The Purchaser waives any claim that the Purchaser may have that any of the foregoing courts is an inconvenient forum.

8. Arbitration Agreement

The Parties agree that all controversies, claims, disputes and matters in question arising out of, or related to, this Agreement, the breach of this Agreement, the purchase of the Company’s Securities pursuant to this Agreement or any other matter or claim whatsoever shall be decided by binding arbitration before the American Arbitration Association, utilizing its Commercial Rules. Venue for any arbitration between the Parties shall be had and is mandatory in Fort Lauderdale, Broward County, Florida to the exclusion of all other places of venue, for all matters that arise under this Agreement.

9. TERMINATION

a.         Termination of Agreement. The Parties may terminate this Agreement as provided below:

(i) Purchaser and the Company may terminate this Agreement by mutual written consent at any time prior to the Closing;

(ii) Purchaser may terminate this Agreement by giving written notice to the Company at any time prior to the Closing (A) in the event the Company has breached any representation, warranty, or covenant contained in this Agreement in any material respect, Purchaser has notified the Company of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before March 31, 2005 (or such later date as may be mutually agreed to by the Parties unless the failure results primarily from Purchaser breaching any representation, warranty, or covenant contained in this Agreement); and

(iii) The Company may terminate this Agreement by giving written notice to Purchaser at any time prior to the Closing (A) in the event Purchaser has breached any representation, warranty or covenant contained in this Agreement in any material respect, the Company has notified Purchaser of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before March 31, 2005 (or such later date as may be mutually agreed to by the Parties unless the failure results primarily from the Company breaching any representation, warranty, or covenant contained in this Agreement).

b.         Effect of Termination. If any Party terminates this Agreement pursuant to this Section, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach). No termination of this Agreement shall relieve any party for its breach or violation of this Agreement.

10. Miscellaneous Provisions

a.         Notices. Any notice required or provided for in this Agreement to be given to any party shall be mailed certified mail, return receipt requested, or hand delivered, to the party at the address set forth in the preamble.

b.         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties.

c.         Construction. The section headings, captions, or abbreviations are used for convenience only and shall not be resorted to for interpretation of this Agreement. Wherever the context so requires, the masculine shall refer to the feminine, the singular shall refer to the plural, and vice versa.

d.         Fees. In the event that any party is required to engage the services of legal counsel to enforce its rights under this Agreement against any other party, regardless of whether such action results in litigation, the prevailing party shall be entitled to reasonable attorneys’ fees and costs from the other party, which in the event of litigation shall include fees and costs incurred at trial and on appeal.

e.         Entire Agreement. This Agreement contains the entire understanding among the parties and supersedes any prior written or oral agreement between them respecting the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

f.         Amendments. Any amendments to this Agreement shall be in writing signed by all parties.

g.         Severability. In case any one or more provisions contained in this Agreement shall, for any reason, be held invalid illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

h.         Assignment. This Agreement is not assignable by Purchaser without the prior written consent of the Company.

i.         Waiver. No consent or waiver, expressed or implied, by a party of any breach or default by any other party in the performance by that other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to any other breach or default in the performance by such other party of the same or any other obligations of such other party hereunder. Failure on the art of any party to complain of any act or failure to act of another party or to declare that other party in default, irrespective of how long such failure continues, shall not constitute a waiver of such party of its rights hereunder.

j.         Counterparts. This agreement may be executed in multiple counterparts each of which shall be deemed an original for all purposes.

k.         Survival of Representations and Warranties. The representations and warranties set forth in this Agreement shall be continuing and shall survive the Closing Date.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below.

Date:	March 14, 2005	CONSOLIDATED RESOURCES GROUP, INC.

     By:      /s/ JOSEPH BERGMAN

                 JOSEPH BERGMAN, PRESIDENT

This Stock/Commodities Exchange Agreement is accepted and agreed to by GEOTEC THERMAL GENERATORS, INC. on March 14, 2005.

GEOTEC THERMAL GENERATORS, INC.

By:	/s/ W. RICHARD LUECK
W. RICHARD LUECK,
PRESIDENT, CHIEF EXECUTIVE OFFICER